SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   October 21, 2005

                                    MFB Corp.

             (Exact Name of Registrant as Specified in Its Charter)

               Indiana                                     0-23374

(State or Other Jurisdiction of Incorporation)(Commission File Number)

                     35-1907258
       (IRS Employer Identification No.)

                        4100 Edison Lakes Parkway, Suite 300,
                          P.O. Box 528, Mishawaka, Indiana 46546

(Address of Principal Executive Offices)                            (Zip Code)

                                                       (574) 277-4200

                   (Registrant's Telephone Number, Including Area Code)


              (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
 (17 CFR 240.13e-4(c))




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Item 12. Results of Operations and Financial Condition.

MFB Corp., an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on October 21, 2005 announcing its Quarterly Dividend Declaration. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.



Item 9.01 Financial Statements and Exhibits.

         (c)  Exhibits

                   Exhibit No.          Description
                       99.1             Press Release issued September 30, 2005.




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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  October 21, 2005                           MFB Corp.

                                                  By:   /s/ Charles J. Viater
                                                       Charles J. Viater,
                                                        President and CEO



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                                                                   Exhibit 99.1

October  21, 2005                                    Contact: Charles J. Viater
                                                                  President/CEO




               MFB CORP. ANNOUNCES QUARTERLY DIVIDEND DECLARATION

         Mishawaka, Indiana - MFB Corp. (NASDAQ/MFBC) (the "Corporation"), parent company of MFB Financial (the "Bank"), announced today that the Corporation has declared a cash dividend of $0.125 per share of Common Stock for the quarter ended September 30, 2005. The dividend is payable on November 15, 2005 to holders of record on November 1, 2005. "This dividend represents a 4.2% increase over the dividend declared for the quarter ended September 30, 2004," according to Charles J. Viater, President and CEO of both the Corporation and the Bank. MFB Corp. expects to release its earnings for the quarter and year ended September 30, 2005 as soon as its annual audit is completed by its independent accounting firm.

         MFB Corp.'s wholly-owned bank subsidiary, MFB Financial, provides retail and business financial services to the Michiana area through its eleven banking centers in St. Joseph and Elkhart counties.